UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2023
 REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.
On November 2, 2023, Reinsurance Group of America, Incorporated (the "Company") issued (1) a press release (the "Press Release") announcing its earnings for the three-month period ended September 30, 2023, and providing certain additional information, a copy of which is furnished with this report as Exhibit 99.1, and (2) a quarterly financial supplement (the "Quarterly Financial Supplement") for the quarter ended September 30, 2023, a copy of which is furnished with this report as Exhibit 99.2. The Press Release also notes that a conference call will be held on November 3, 2023 to discuss the financial and operating results for the three-month period ended September 30, 2023 (the "Earnings Call").

Item 7.01	Regulation FD Disclosure.
In connection with the Earnings Call, the Company has prepared a presentation, dated November 2, 2023 (the "Earnings Presentation"), a copy of which is furnished with this report as Exhibit 99.3 and incorporated in this Item 7.01 by reference.
The Press Release also announced that effective October 31, 2023 the Company’s board of directors declared a regular quarterly dividend of $0.85, payable November 28, 2023 to shareholders of record as of November 14, 2023.
The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the Press Release, Quarterly Financial Supplement and Earnings Presentation, is being furnished and shall not be deemed to be "filed", as described in Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Reinsurance Group of America, Incorporated dated November 2, 2023

99.2	Quarterly Financial Supplement for the quarter ended September 30, 2023

99.3	Earnings Presentation dated November 2, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: November 2, 2023	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer